UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2020
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Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
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Wisconsin	001-38054		39-1258315
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (920) 592-2000
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which reported
Class B common stock, no par value	SNDR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
    On October 26, 2020, the Board of Directors (the "Board") of Schneider National, Inc. (the "Company") increased the number of directors on the Board to eleven and appointed Jyoti Chopra as a director, both actions to be effective January 1, 2021. Ms. Chopra will serve on the Compensation Committee of the Board.
Since 2019, Ms. Chopra has served as Senior Vice President and Chief People, Inclusion and Sustainability Officer for MGM Resorts International, an entertainment and hospitality company that owns and operates integrated resorts across the United States and in Macau. Ms. Chopra previously served as Senior Vice President and Global Leader for Diversity and Inclusion, HR Transformation and Operations at Pearson Plc. from 2018 to 2019 and as Managing Director and Global Head of Diversity and Inclusion at BNY Mellon from 2012 to 2018. Ms. Chopra holds a bachelor's degree in journalism from New York University and an M.B.A. from the University of Oxford. She also completed the Securities Industry Institute at the Wharton School, University of Pennsylvania.
The Board has determined that Ms. Chopra is an independent director under the New York Stock Exchange's ("NYSE's") listing standards and the Board's categorical standards and that she meets the Securities and Exchange Commission's independence requirements for service on the Company's Compensation Committee. There was no arrangement or understanding between Ms. Chopra and any other persons pursuant to which Ms. Chopra was nominated as a director. As of the date of this Current Report on Form 8-K, neither Ms. Chopra nor any of her immediate family members is a party, either directly or indirectly, to any transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Chopra will be eligible to participate in the compensation arrangements and programs established for the Company's non-employee directors. The current arrangements and programs are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 19, 2020. Ms. Chopra will also be subject to the director indemnification provisions described in the prospectus.

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is being furnished herewith:

Exhibit No.    Description of Exhibit
99.1                 Press Release dated October 28, 2020
    104        The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2020	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary